EXHIBIT 23.2

                         Consent of Conley McDonald LLP




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                          INDEPENDENT AUDITOR'S CONSENT



Board of Directors
   and Shareholders
Mound City Financial Services, Inc.



We consent to the incorporation by reference in this Registration Statement of Mound City Financial Services, Inc. on Form SB-2 of our report dated January 23, 1998, on our audit of the consolidated financial statements for the year ended December 31, 1997.


                                    /s/ Conley McDonald LLP
                                    CONLEY McDONALD LLP



Brookfield, Wisconsin
August 3, 1998